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                                                                    Exhibit 99.1


1

Three-Five Systems, Inc.
      Display Solutions for Advanced Technology

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2

Included in this material are certain predictions, estimates and other forward-looking statements. They are subject to risks and uncertainties that could cause the actual results to differ materially. Such risks and uncertainties include customer and market concentration, increased competition, supplier difficulties, and other similar issues. These risks and uncertainties, as well as other important factors relating to our business, are described in the Company's filings with the SEC, including its 10K.

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3

TFS Company Overview

Global Custom Display Solutions Provider
      Design, Sales Support, Manufacturing Capability

Full Portfolio of Display Technology
      STN, CSTN, TFT, OLEDs, Microdisplays

Engaged in Large Growing Markets
      Served Direct View Display Market: $5B+
      Microdisplay Market: $3B+

Focus on Diversification

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TFS Display Solutions Provider

TN and STN - passive matrix LCD
CSTN - reflective color LCD
TFT - active matrix color LCD suitable for video
LCoS Microdisplays - tiny, high-resolution active matrix
OLEDs - super-bright

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Custom Displays - How We Win
      Fulfill Customer Needs for Differentiation and Time to Market

Research and Development: US
Engineering Design Centers: US, China
Manufacturing Glass: US, China
Module Assembly: US, China, Philippines,
Sales Support: US, China, Singapore, Europe, Taiwan, Korea, Brazil
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Served Core Business Market
      Dollars in billions

                               2000       2001       2002       2003       2004
                               -------------------------------------------------
Industrial/Medical             1.196      1.232      1.279      1.36       1.438
Medical                        114        127        142        159        176
Consumer                       1.295      1.787      1.779      2.08       2.308
Cellular                       2.783      3.425      3.884      4.195      4.476

Cellular
Consumer
Industrial/Medical

Source: SRI, various industry resources

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Wireless Handset Market**
      millions of units

                     2000      2001      2002      2003      2004*      2005
                     -------------------------------------------------------
Cell Phones          405       405       465       560       700        900

 * 20%-30% Color
** Various Industry Sources

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Customer and Market Diversification
      28 New Design Wins in Y2K

Markets:
72% Wireless Handset Applications
28% PDAs, Appliances, MP3 Players, etc.

Customers:
22% Existing Customers
78% New Customers

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Why OLEDs Now?

      Market studies by independent research companies
      OLED Display Market Size - Worldwide ($ millions)

                     1999      2000      2001      2001      2003      2004
                     -------------------------------------------------------
Car Electronics      30        30        75        100       200       200
Cellular Phones      0         60        150       310       700       950
Other                0         0         50        100       200       350

Source: Nomura Research Institute Tohoku Pioneer Confidential Proprietary
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Bringing OLEDs to Market

Three-Five Systems
      51%
          Asia Module Manufacturing

DuPont Displays
      49%
         OLED Glass - Ritek

Three-D OLED
      Sales
      Design Engineering

Customer

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Increasing Display Value
INFORMATION CONTENT

Direct View LCDs
   Segmented
      Household Audio
   Dot Matrix
      Household Appliance
      Audio Equipment
      Dashboard Display
      Cell Phones
   Graphics
      Phones
      Video Games
      Electronic
      POS Terminals
      MP3 Players

Microdisplays
   Internet
      Portable Communications
      PDAs
      Network Appliances
   High Definition Projection TV
      Large Computer Monitors
      Front Projectors

Graphic:  x-axis: Resolution - Time - Market Size
          y-axis: Price

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LCoS Microdisplay
      Leverage Two Major Technologies
      -  Liquid Crystal
      -  Silicon CMOS

Glass
Liquid  Crystal
Silicon  CMOS
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LCoS Microdisplay Markets

Digital Television - 1,000,000 - 2,000,000 Pixels
Multi-media Projectors - 1,300,000 - 2,000,000 Pixels
Large Format Monitors - 1,300,000 - 5,000,000 Pixels
Mobile Internet Appliances - 500,000 Pixels

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Microdisplay Market Opportunity

                               1999     2000      2001     2002      2003     2004
                               ---------------------------------------------------
Mobile Internet Appliances              0.085     0.5      0.9       2        2.8
Multi-media Projectors         0        1.098     1.9      2.3       2.6      3.2
Large Format Monitors          0.2      0         0.09     0.167     0.45     0.8
Digital Television (HDTV)      0.5      0         0.45     0.56      1.2      1.8

Source: Stanford Resources, MacLaughlin Associates, and Industry Sources

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LCoS Microdisplay Vision

-  HDTV / Monitor
-  Projector
-  Near to Eye

Time                 2000             2001            2002
                -----------------------------------------------------

Resolution      SXGA - 1.3M, .78"
                SVGA - 5M, .43
                               WUXGA - 2.3M, .85"
                               XGA - .78M, .53"
                                       720P - 1M, .7"
                                               SXGA+ - 1.5M, .72"
                                                     QSXGA - 5M, .85"

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Display Driver Roadmap

Relative Cost
X 50            34 ICs
X 10                      15 major ICs
X 1                                      7 ICs
                CY 2000   CY2001         CY2002

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Intellectual Property Focus

                               TFS IP         TFS IP      TFS
                               thru 1999      2000        Current IP
--------------------------------------------------------------------
Patents Issued                 5              1           6
Patents Pending                12             14          26
Patent Disclosures             16             20          36
Inventors Active in
  the Patent Process           6              22          28

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Partnering for the Future

Mitsui & Co., Ltd.
DuPont Displays
RCA
Synaptics - The Human Interface Company
ST
ADO - Advanced Digital Optics
UMC
inViso

Graphic:   logo of each company list on slide

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TFS Company Summary

-  Global Custom Display Solutions Provider
-  Full Portfolio of Display Technology
-  High Growth Markets: Wireless Handset LCDs and Microdisplays
-  Focus on Diversification of Customer Base and Markets

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Finance

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Financial History

Sales Revenue ($ millions)
   1998:    95.0
   1999:   147.4
   2000:   160.7

Net Income ($ millions)
   1998:     2.6
   1999:     6.9
   2000:    14.8
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Income Statement
   ($ in millions)

                                                             (Proforma)
                      1999         2000         Q1-2001      Q2-2001
                      ----------------------------------------------
Revenue               $147.4       $160.7       $ 35.6       $ 25.0
Gross Margin           29.8         36.0          4.4         (4.3)
                       20.2%        22.4%        12.3%       (17.3%)
SGA                    11.2          9.5          2.5          2.7
                        7.6%         5.9%         7.0%        10.8%
RD&E                    8.7         13.3          3.7          4.1
                        5.9%         8.3%        10.4%        16.5%
Operating Income        9.9         13.2         (1.8)       (11.1)
                        6.7%         8.2%       _            _
Net Income            $ 6.9        $ 14.8       $  0.2       $ (6.3)
                        4.7%         9.2%       _            _
EPS (diluted)         $ 0.43       $ 0.69       $ 0.01       $(0.29)

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Financial Model Long Term

                      LCDs      LCoS      Total*
                      -------------------------
Revenue               100%      100%      100%
Gross Margin           15%       50%       29%
SGA                     2%        4%        3%
R&D                     3%       12%        7%
Operating Income       10%       34%       19%
Net Income              6%       23%       14%

* For illustration purposes, model assumes 40% of revenue is LCoS.

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Balance Sheet
  ($ millions)

                              December 31, 2000   June 30, 2001
                              ---------------------------------
Assets:
  Cash and Investments        $170.1              $154.4
  Inventory                     20.5                16.7
  Accounts Receivable           23.6                23.0
  PP&E and Other                53.6                56.6
     Total                    $267.8              $250.7

Liabilities & Equity:
  Short Term Liabilities        21.4                17.7
  Deferred Taxes                 4.5                 4.5
  Capital                      193.5               191.2
  Retained Earnings             48.4                37.3
     Total                    $267.8              $250.7

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Three-Five Systems, Inc.
   NYSE